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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 17, 2004


                     IndyMac MBS, INC., (as depositor under
                     the Pooling and Servicing Agreement,
                     dated as of August 1, 2004, providing
                     for the issuance of the IndyMac MBS,
                     INC., Indy INDX Mortgage Loan Trust
                     2004-AR7, Mortgage Pass-Through
                     Certificates, Series 2004-AR7).


                               IndyMac MBS, INC.
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     333-116470                95-4791925
----------------------------     -----------------       ----------------------
 (State of Other Jurisdiction      (Commission             (I.R.S. Employer
   of Incorporation)               File Number)           Identification No.)



                155 North Lake Avenue
                  Pasadena, California                               91101
             ---------------------------                          ------------
                (Address of Principal                              (Zip Code)
                  Executive Offices)



       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------


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Item 5.  Other Events.
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Filing of Computational Materials

      In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-AR7, attached as Exhibit 99.1 are Computational Materials prepared by UBS Securities LLC, which are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.

      The offered certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offered certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-116470) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

      The Computational Materials were prepared solely by UBS Securities LLC, and the Registrant did not prepare of participate in the preparation of the marketing materials. Any information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by information contained in the Prospectus.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

      99.1. Computational Materials filed on Form SE August 17, 2004.



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                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               IndyMac MBS, INC.




                                 By: /s/ Victor Woodworth
                                     --------------------
                                     Victor Woodworth
                                     Vice President


Dated:   August 17, 2004



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                                 Exhibit Index
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Exhibit                                                                   Page
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99.1.   Computational Materials filed on Form SE August 17, 2004.          6

                                 EXHIBIT 99.1

        Computational Materials filed on Form SE August 17, 2004.






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